Exhibit 99.1
                                  ------------


         The Group I Mortgage Loans (the "Group I Mortgage Loans") consist of approximately 5,613 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $926,938,957, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans (the "Group II Mortgage Loans") consist of approximately 1,372 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Subsequent Cut-off Date of approximately $345,349,160, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Mortgage Loan will accrue interest at the fixed-rate or the adjustable-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for approximately 92.20% of the adjustable-rate Mortgage Loans will occur after an initial period of two years after origination and the first adjustment for approximately 7.80% of the adjustable-rate Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.00% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.00% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 82.83% of the Group I Mortgage Loans and approximately 79.75% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in both loan groups, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average principal balance of the Group I Mortgage Loans at origination was approximately $165,297. No Group I Mortgage Loan had a principal balance at origination greater than approximately $499,000 or less than approximately $60,000. The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $165,141. No Group I Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $498,682 or less than approximately $59,895.

         The Group I Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.10% per annum to approximately 10.45% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 7.42% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group I Mortgage Loans had Gross Margins ranging from approximately 4.50% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 5.10% per annum to approximately 10.45% per annum and Maximum Mortgage Rates ranging from approximately 11.10% per annum to approximately 16.45% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group I Mortgage Loans was approximately 6.40%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 7.64% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group I Mortgage Loans was approximately 13.64% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group I Mortgage Loan occurs in August 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group I Mortgage Loans following the Subsequent Cut-off Date is July 2005.

         The weighted average loan-to-value ratio at origination of the Group I Mortgage Loans was approximately 83.75%. At origination, no Group I Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 16.96%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 355 months as of the Subsequent Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to February 2003 or after October 2003, or will have a remaining term to stated maturity of less than 177 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group I Mortgage Loan is September 2033.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


              PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE (1)




                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
    OF THE SUBSEQUENT CUT-OFF DATE ($)       MORTGAGE LOANS              DATE                           DATE
------------------------------------------   --------------     --------------------------   --------------------------
   50,001 -  75,000 ..............                  379                 $ 25,711,359                  2.77%
   75,001 - 100,000 ..............                  785                   69,174,280                  7.46
  100,001 - 125,000 ..............                  783                   88,560,828                  9.55
  125,001 - 150,000 ..............                  746                  102,874,791                 11.10
  150,001 - 175,000 ..............                  630                  102,425,538                 11.05
  175,001 - 200,000 ..............                  603                  112,777,895                 12.17
  200,001 - 225,000 ..............                  547                  116,385,054                 12.56
  225,001 - 250,000 ..............                  393                   93,416,653                 10.08
  250,001 - 275,000 ..............                  291                   76,264,733                  8.23
  275,001 - 300,000 ..............                  246                   70,839,932                  7.64
  300,001 - 325,000 ..............                  162                   50,268,254                  5.42
  325,001 - 350,000 ..............                   14                    4,746,605                  0.51
  350,001 - 375,000 ..............                   13                    4,740,896                  0.51
  375,001 - 400,000 ..............                    9                    3,456,665                  0.37
  400,001 - 425,000 ..............                    4                    1,655,079                  0.18
  425,001 - 450,000 ..............                    4                    1,757,377                  0.19
  450,001 - 475,000 ..............                    3                    1,384,336                  0.15
  475,001 - 500,000 ..............                    1                      498,682                  0.05
                                                  -----                 ------------                ------
             Total ...............                5,613                 $926,938,957                100.00%
                                                  =====                 ============                ======
___________________

(1) The average principal balance of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately $165,141.




                MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE (1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
    5.000 -   5.999 ...............                  112             $ 22,796,462                  2.46%
    6.000 -   6.999 ...............                1,642              301,392,388                 32.51
    7.000 -   7.999 ...............                2,226              368,530,869                 39.76
    8.000 -   8.999 ...............                1,362              201,088,962                 21.69
    9.000 -   9.999 ...............                  266               32,681,015                  3.53
   10.000 -  10.999 ...............                    5                  449,261                  0.05
                                                   -----             ------------                ------
             Total ................                5,613             $926,938,957                100.00%
                                                   =====             ============                ======
__________________


(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.42% per annum.



                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       MAXIMUM MORTGAGE RATE (%)             MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
11.001 - 11.500 ...............                   21                 $  4,795,195                  0.69%
11.501 - 12.000 ...............                   96                   18,852,446                  2.71
12.001 - 12.500 ...............                  244                   46,505,796                  6.68
12.501 - 13.000 ...............                  542                   99,879,069                 14.35
13.001 - 13.500 ...............                  790                  134,649,861                 19.34
13.501 - 14.000 ...............                1,058                  168,253,101                 24.17
14.001 - 14.500 ...............                  751                  108,973,653                 15.65
14.501 - 15.000 ...............                  562                   82,671,821                 11.88
15.001 - 15.500 ...............                  220                   27,699,822                  3.98
15.501 - 16.000 ...............                   32                    3,501,201                  0.50
16.001 - 16.500 ...............                    4                      389,261                  0.06
                                               -----                 ------------                ------
         Total ................                4,320                 $696,171,224                100.00%
                                               =====                 ============                ======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 13.64% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       MINIMUM MORTGAGE RATE (%)             MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
  5.001 -  5.500 ...............                   21                  $  4,795,195                 0.69%
  5.501 -  6.000 ...............                   96                    18,852,446                 2.71
  6.001 -  6.500 ...............                  244                    46,505,796                 6.68
  6.501 -  7.000 ...............                  542                    99,879,069                14.35
  7.001 -  7.500 ...............                  790                   134,649,861                19.34
  7.501 -  8.000 ...............                1,058                   168,253,101                24.17
  8.001 -  8.500 ...............                  751                   108,973,653                15.65
  8.501 -  9.000 ...............                  562                    82,671,821                11.88
  9.001 -  9.500 ...............                  220                    27,699,822                 3.98
  9.501 - 10.000 ...............                   32                     3,501,201                 0.50
 10.001 - 10.500 ...............                    4                       389,261                 0.06
                                                -----                  ------------               ------
          Total ................                4,320                  $696,171,224               100.00%
                                                =====                  ============               ======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.64% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
             GROSS MARGINS (%)               MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Less than or equal to 5.000 ......                   121               $ 18,946,022                    2.72%
5.001-5.500 ......................                   170                 32,561,905                    4.68
5.501-6.000 ......................                     3                    746,096                    0.11
6.001-6.500 ......................                 3,993                637,996,904                   91.64
6.501-7.000 ......................                     9                  1,376,682                    0.20
7.001-7.500 ......................                    24                  4,543,614                    0.65
                                                   -----               ------------                  ------
  Total ..........................                 4,320               $696,171,224                  100.00%
                                                   =====               ============                  ======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.40% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
        NEXT ADJUSTMENT DATE                 MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
January 1,  2005 ......                               1                $    120,292               0.02%
February 1, 2005 ......                               2                     487,891               0.07
March 1, 2005 .........                              29                   5,542,549               0.80
April 1, 2005 .........                              40                   7,136,457               1.03
May 1, 2005 ...........                              48                   7,941,562               1.14
June 1, 2005 ..........                           1,379                 237,399,308              34.10
July 1, 2005 ..........                           1,146                 176,617,167              25.37
August 1, 2005 ........                           1,338                 205,823,865              29.57
September 1, 2005 .....                               2                     214,500               0.03
May 1, 2006 ...........                               3                     624,114               0.09
June 1, 2006 ..........                             127                  22,308,718               3.20
July 1, 2006 ..........                              95                  15,351,915               2.21
August 1, 2006 ........                             110                  16,602,886               2.38
                                                  -----                ------------             ------
  Total ...............                           4,320                $696,171,224             100.00%
                                                  =====                ============             ======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group I Mortgage Loans as of the Subsequent Cut-off Date is July 2005.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
   ORIGINAL LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
15.01-20.00 .............                           1                $     66,889                     0.01%
20.01-25.00 .............                           3                     236,820                     0.03
25.01-30.00 .............                           6                     445,355                     0.05
30.01-35.00 .............                          11                   1,506,552                     0.16
35.01-40.00 .............                          26                   3,314,818                     0.36
40.01-45.00 .............                          28                   3,526,880                     0.38
45.01-50.00 .............                          55                   7,542,021                     0.81
50.01-55.00 .............                          63                   9,983,658                     1.08
55.01-60.00 .............                         103                  16,390,652                     1.77
60.01-65.00 .............                         195                  32,273,703                     3.48
65.01-70.00 .............                         242                  39,959,431                     4.31
70.01-75.00 .............                         387                  66,628,835                     7.19
75.01-80.00 .............                         823                 139,258,217                    15.02
80.01-85.00 .............                         726                 123,255,793                    13.30
85.01-90.00 .............                       1,768                 283,890,362                    30.63
90.01-95.00 .............                       1,176                 198,658,971                    21.43
                                                -----                ------------                   ------
  Total .................                       5,613                $926,938,957                   100.00%
                                                =====                ============                   ======
__________________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Subsequent Cut-off Date was approximately 83.75%.


             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
             PROPERTY TYPE                   MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Single Family Residence .......                    4,353             $707,616,095                 76.34%
2-4 Family ....................                      452               92,167,476                  9.94
Planned Unit Development ......                      385               67,344,464                  7.27
Condominium ...................                      393               56,419,001                  6.09
Mobile Home ...................                       30                3,391,920                  0.37
                                                   -----             ------------                ------
  Total .......................                    5,613             $926,938,957                100.00%
                                                   =====             ============                ======



                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
           OCCUPANCY STATUS                  MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Primary .......................                   5,141                  $863,688,730                93.18%
Non-Owner Occupied ............                     428                    56,745,918                 6.12
Second Home ...................                      44                     6,504,309                 0.70
                                                  -----                  ------------               ------
  Total .......................                   5,613                  $926,938,957               100.00%
                                                  =====                  ============               ======
____________________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
                PURPOSE                      MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Refinance-Cashout(1)...........                   2,688                  $456,554,138                49.25%
Refinance-Rate Term(2).........                   1,409                   235,621,816                25.42
Purchase ......................                   1,516                   234,763,003                25.33
                                                  -----                  ------------               ------
  Total .......................                   5,613                  $926,938,957               100.00%
                                                  =====                  ============               ======
____________________

(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes all home equity loans originated in Texas with any cash proceeds.


           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
                LOCATION                     MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Alabama ....................                         54               $  6,120,147                    0.66%
Alaska .....................                         17                  3,709,764                    0.40
Arizona ....................                        248                 32,546,989                    3.51
Arkansas ...................                          4                    412,212                    0.04
California .................                      1,425                283,282,260                   30.56
Colorado ...................                        114                 20,656,708                    2.23
Connecticut ................                         95                 15,971,857                    1.72
Delaware ...................                          7                  1,017,866                    0.11
Florida ....................                        696                 99,340,535                   10.72
Georgia ....................                         64                  9,010,376                    0.97
Hawaii .....................                         28                  6,779,065                    0.73
Idaho ......................                         12                  1,482,378                    0.16
Illinois ...................                        334                 50,123,032                    5.41
Indiana ....................                         57                  6,250,573                    0.67
Iowa .......................                         25                  2,723,912                    0.29
Kansas .....................                         19                  2,378,977                    0.26
Kentucky ...................                         13                  1,490,463                    0.16
Louisiana ..................                         21                  2,394,655                    0.26
Maine ......................                         12                  1,901,536                    0.21
Maryland ...................                         79                 13,354,834                    1.44
Massachusetts ..............                        180                 37,656,966                    4.06
Michigan ...................                        168                 20,715,257                    2.23
Minnesota ..................                        160                 26,568,716                    2.87
Mississippi ................                         23                  1,821,450                    0.20
Missouri ...................                        128                 14,084,909                    1.52
Nebraska ...................                          6                    455,256                    0.05
Nevada .....................                        149                 22,725,906                    2.45
New Hampshire ..............                         27                  4,525,690                    0.49
New Jersey .................                        169                 32,237,689                    3.48
New Mexico .................                         22                  2,914,530                    0.31
New York ...................                        371                 83,918,553                    9.05
North Carolina .............                          5                    743,820                    0.08
North Dakota ...............                          2                    212,442                    0.02
Ohio .......................                        153                 16,351,605                    1.76
Oklahoma ...................                         17                  1,765,467                    0.19
Oregon .....................                         52                  7,867,991                    0.85
Pennsylvania ...............                         78                 11,276,801                    1.22
Rhode Island ...............                         29                  4,845,290                    0.52
South Carolina .............                         25                  2,492,277                    0.27
Tennessee ..................                         64                  6,730,890                    0.73
Texas ......................                        175                 20,996,412                    2.27
Utah .......................                         90                 12,922,062                    1.39
Washington .................                        158                 27,707,214                    2.99
Wisconsin ..................                         37                  4,228,628                    0.46
Wyoming ....................                          1                    225,000                    0.02
                                                  -----               ------------                  ------
  Total ....................                      5,613               $926,938,957                  100.00%
                                                  =====               ============                  ======
__________________

(1) The greatest ZIP Code geographic concentration of the Group I Mortgage Loans was approximately 0.29% in the 92336 ZIP Code.


                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       QUALIFYING FICO SCORE                 MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
500-524 ....................                      199                   $ 32,356,993                  3.49%
525-549 ....................                      386                     59,727,381                  6.44
550-574 ....................                      922                    145,651,043                 15.71
575-599 ....................                      730                    120,585,910                 13.01
600-624 ....................                    1,240                    205,224,678                 22.14
625-649 ....................                      981                    164,169,318                 17.71
650-674 ....................                      613                    105,428,754                 11.37
675-699 ....................                      272                     48,006,400                  5.18
700-724 ....................                      147                     23,993,680                  2.59
725-749 ....................                       64                     10,780,206                  1.16
750-774 ....................                       37                      6,685,967                  0.72
775-799 ....................                       20                      4,110,743                  0.44
800 and higher .............                        2                        217,884                  0.02
                                                -----                   ------------                ------
  Total ....................                    5,613                   $926,938,957                100.00%
                                                =====                   ============                ======
______________________

(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had FICO scores was approximately 612. See "--FICO Scores" in the Prospectus Supplement.


              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       QUALIFYING FICO SCORE                 MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Full Documentation ............                     3,812              $615,761,601                  66.43%
Stated Documentation ..........                     1,625               281,282,099                  30.35
Limited Documentation .........                       176                29,895,257                   3.23
                                                    -----              ------------                 ------
  Total .......................                     5,613              $926,938,957                 100.00%
                                                    =====              ============                 ======
____________________

(1) For a description of each documentation level, see "--Underwriting Standards of the Originators" in the Prospectus Supplement.


                 RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       QUALIFYING FICO SCORE                 MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
I ....................                             3,851              $629,873,691                 67.95%
II ...................                               531                88,678,989                  9.57
III ..................                               509                82,295,341                  8.88
IV ...................                               307                50,967,060                  5.50
V ....................                               147                24,467,836                  2.64
VI ...................                                 6                 1,084,319                  0.12
A ....................                               198                37,605,736                  4.06
A- ...................                                17                 3,640,983                  0.39
B ....................                                 9                 1,324,641                  0.14
C ....................                                16                 3,233,257                  0.35
C- ...................                                22                 3,767,103                  0.41
                                                   -----              ------------                ------
  Total ..............                             5,613              $926,938,957                100.00%
                                                   =====              ============                ======
____________________

(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC. For a description of each risk category, see "--Underwriting Standards of the Originators" in the Prospectus Supplement.


GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $251,990. No Group II Mortgage Loan had a principal balance at origination greater than approximately $549,900 or less than approximately $60,000. The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $251,712. No Group II Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $549,296 or less than approximately $59,901.

         The Group II Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 4.90% per annum to approximately 12.28% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 7.52% per annum. As of the Subsequent Cut-off Date, the adjustable-rate Group II Mortgage Loans had Gross Margins ranging from approximately 4.50% to approximately 7.13%, Minimum Mortgage Rates ranging from approximately 4.90% per annum to approximately 12.28% per annum and Maximum Mortgage Rates ranging from approximately 10.90% per annum to approximately 18.28% per annum. As of the Subsequent Cut-off Date, the weighted average Gross Margin on the adjustable-rate Group II Mortgage Loans was approximately 6.43%, the weighted average Minimum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 7.68% per annum and the weighted average Maximum Mortgage Rate on the adjustable-rate Group II Mortgage Loans was approximately 13.68% per annum. The latest first Adjustment Date following the Subsequent Cut-off Date on any adjustable-rate Group II Mortgage Loan occurs in August 2006 and the weighted average next Adjustment Date for all of the adjustable-rate Group II Mortgage Loans following the Subsequent Cut-off Date is July 2005.

         The weighted average loan-to-value ratio at origination of the Group II Mortgage Loans was approximately 81.77%. At origination, no Group II Mortgage Loan had a loan-to-value ratio greater than approximately 95.00% or less than approximately 22.11%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 355 months as of the Subsequent Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to March 2003 or after September 2003, or will have a remaining term to stated maturity of less than 178 months or greater than 360 months as of the Subsequent Cut-off Date. The latest maturity date of any Group II Mortgage Loan is August 2033.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut- off Date (the sum in any column may not equal the total indicated due to rounding):

              PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
      RANGE OF PRINCIPAL BALANCES AS            NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
      OF THE SUBSEQUENT CUT-OFF DATE ($)     MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
  50,001 -  75,000 ..............                  151         $ 10,212,639              2.96%
  75,001 - 100,000 ..............                  167           14,657,780              4.24
 100,001 - 125,000 ..............                  106           11,993,445              3.47
 125,001 - 150,000 ..............                   93           12,791,448              3.70
 150,001 - 175,000 ..............                   74           12,018,272              3.48
 175,001 - 200,000 ..............                   47            8,753,081              2.53
 200,001 - 225,000 ..............                   37            7,845,151              2.27
 225,001 - 250,000 ..............                   32            7,609,469              2.20
 250,001 - 275,000 ..............                   22            5,724,275              1.66
 275,001 - 300,000 ..............                   14            4,042,488              1.17
 300,001 - 325,000 ..............                   34           10,908,904              3.16
 325,001 - 350,000 ..............                  127           42,757,905             12.38
 350,001 - 375,000 ..............                  107           38,809,220             11.24
 375,001 - 400,000 ..............                  102           39,558,088             11.45
 400,001 - 425,000 ..............                   66           27,305,424              7.91
 425,001 - 450,000 ..............                   72           31,488,171              9.12
 450,001 - 475,000 ..............                   40           18,537,285              5.37
 475,001 - 500,000 ..............                   71           35,057,598             10.15
 500,001 - 750,000 ..............                   10            5,278,518              1.53
                                                 -----         ------------            ------
           Total ................                1,372         $345,349,160            100.00%
                                                 =====         ============            ======
______________

(1) The average principal balance of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately $251,712.


                MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
  4.000 -  4.999 ...............                    1                 $    344,578                  0.10%
  5.000 -  5.999 ...............                  120                   36,071,721                 10.45
  6.000 -  6.999 ...............                  305                  103,064,114                 29.84
  7.000 -  7.999 ...............                  351                   99,906,251                 28.93
  8.000 -  8.999 ...............                  305                   64,581,763                 18.70
  9.000 -  9.999 ...............                  194                   27,636,356                  8.00
 10.000 - 10.999 ...............                   56                    7,819,664                  2.26
 11.000 - 11.999 ...............                   34                    5,251,725                  1.52
 12.000 - 12.999 ...............                    6                      672,989                  0.19
                                                -----                 ------------                ------
          Total ................                1,372                 $345,349,160                100.00%
                                                =====                 ============                ======
______________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.52% per annum.


                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Less than or equal to 11.000 ............           1                  $    344,578                 0.15%
 11.001 - 11.500 ........................           5                     2,178,984                 0.97
 11.501 - 12.000 ........................          31                    12,141,654                 5.41
 12.001 - 12.500 ........................          72                    28,458,134                12.69
 12.501 - 13.000 ........................          95                    37,716,179                16.81
 13.001 - 13.500 ........................          88                    35,574,013                15.86
 13.501 - 14.000 ........................          87                    34,090,108                15.20
 14.001 - 14.500 ........................          76                    25,208,669                11.24
 14.501 - 15.000 ........................          79                    17,399,371                 7.76
 15.001 - 15.500 ........................          50                     8,524,717                 3.80
 15.501 - 16.000 ........................          83                    11,315,070                 5.04
 16.001 - 16.500 ........................          23                     3,509,388                 1.56
 16.501 - 17.000 ........................          15                     2,231,541                 0.99
 17.001 - 17.500 ........................          18                     3,103,629                 1.38
 17.501 - 18.000 ........................          15                     1,948,361                 0.87
 18.001 - 18.500 ........................           5                       598,011                 0.27
                                                  ---                  ------------               ------
           Total ........................         743                  $224,342,408               100.00%
                                                  ===                  ============               ======
______________

(1) The weighted average Maximum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 13.68% per annum.


                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       MINIMUM MORTGAGE RATE (%)             MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Less than or equal to 5.000 .............            1                 $    344,578                   0.15%
  5.001 -  5.500 ........................            5                    2,178,984                   0.97
  5.501 -  6.000 ........................           31                   12,141,654                   5.41
  6.001 -  6.500 ........................           72                   28,458,134                  12.69
  6.501 -  7.000 ........................           95                   37,716,179                  16.81
  7.001 -  7.500 ........................           88                   35,574,013                  15.86
  7.501 -  8.000 ........................           87                   34,090,108                  15.20
  8.001 -  8.500 ........................           76                   25,208,669                  11.24
  8.501 -  9.000 ........................           79                   17,399,371                   7.76
  9.001 -  9.500 ........................           50                    8,524,717                   3.80
  9.501 - 10.000 ........................           83                   11,315,070                   5.04
 10.001 - 10.500 ........................           23                    3,509,388                   1.56
 10.501 - 11.000 ........................           15                    2,231,541                   0.99
 11.001 - 11.500 ........................           18                    3,103,629                   1.38
 11.501 - 12.000 ........................           15                    1,948,361                   0.87
 12.001 - 12.500 ........................            5                      598,011                   0.27
                                                   ---                 ------------                 ------
          Total .........................          743                 $224,342,408                 100.00%
                                                   ===                 ============                 ======
______________

(1) The weighted average Minimum Mortgage Rate of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.68% per annum.



                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
              GROSS MARGINS (%)              MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Less than or equal to 5.000 ......                   18                 $  4,466,815                  1.99%
5.001-5.500 ......................                   27                    8,710,288                  3.88
6.001-6.500 ......................                  688                  208,553,630                 92.96
7.001-7.500 ......................                   10                    2,611,675                  1.16
                                                    ---                 ------------                ------
  Total ..........................                  743                 $224,342,408                100.00%
                                                    ===                 ============                ======
______________

(1) The weighted average Gross Margin of the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 6.43% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
              GROSS MARGINS (%)              MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
February 1, 2005 ...........                          2               $    584,112                    0.26%
March 1, 2005 ..............                         10                  3,084,379                    1.37
April 1, 2005 ..............                         14                  3,824,483                    1.70
May 1, 2005 ................                          9                  3,257,319                    1.45
June 1, 2005 ...............                        251                 84,792,690                   37.80
July 1, 2005 ...............                        173                 47,229,770                   21.05
August 1, 2005 .............                        237                 64,694,723                   28.84
June 1, 2006 ...............                         26                  9,523,409                    4.25
July 1, 2006 ...............                          9                  2,982,469                    1.33
August 1, 2006 .............                         12                  4,369,054                    1.95
                                                    ---               ------------                  ------
  Total ....................                        743               $224,342,408                  100.00%
                                                    ===               ============                  ======
______________

(1) The weighted average next Adjustment Date for the adjustable-rate Group II Mortgage Loans as of the Subsequent Cut-off Date is July 2005.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
  ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
20.01-25.00 .............                            2                 $    127,404                 0.04%
25.01-30.00 .............                            4                      508,893                 0.15
30.01-35.00 .............                            5                    1,099,938                 0.32
35.01-40.00 .............                           12                    1,620,376                 0.47
40.01-45.00 .............                            7                    1,151,763                 0.33
45.01-50.00 .............                           13                    1,590,833                 0.46
50.01-55.00 .............                           20                    5,640,713                 1.63
55.01-60.00 .............                           49                    9,876,947                 2.86
60.01-65.00 .............                           64                   13,644,944                 3.95
65.01-70.00 .............                           69                   14,693,933                 4.25
70.01-75.00 .............                          143                   36,353,597                10.53
75.01-80.00 .............                          249                   61,850,650                17.91
80.01-85.00 .............                          204                   51,485,175                14.91
85.01-90.00 .............                          354                   90,916,418                26.33
90.01-95.00 .............                          177                   54,787,575                15.86
                                                 -----                 ------------               ------
  Total .................                        1,372                 $345,349,160               100.00%
                                                 =====                 ============               ======
______________

(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Subsequent Cut-off Date was approximately 81.77%.



             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
                PROPERTY TYPE                MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Single Family Residence .......                    1,092                    $276,471,946                  80.06%
Planned Unit Development ......                      104                      32,958,331                   9.54
2-4 Family ....................                      107                      22,461,344                   6.50
Condominium ...................                       60                      12,702,062                   3.68
Mobile Home ...................                        9                         755,477                   0.22
                                                   -----                    ------------                 ------
  Total .......................                    1,372                    $345,349,160                 100.00%
                                                   =====                    ============                 ======



                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
            OCCUPANCY STATUS                 MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Primary .......................                  1,248                $326,423,118               94.52%
Non-Owner Occupied ............                    113                  15,833,446                4.58
Second Home ...................                     11                   3,092,596                0.90
                                                 -----                ------------              ------
  Total .......................                  1,372                $345,349,160              100.00%
                                                 =====                ============              ======
______________

(1) Occupancy status as represented by the mortgagor at the time of origination.



                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
                PROPERTY TYPE                MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Refinance-Cashout .............                    668                $163,888,049               47.46%
Refinance-Rate Term ...........                    405                 106,966,418               30.97
Purchase ......................                    299                  74,494,693               21.57
                                                 -----                ------------              ------
  Total .......................                  1,372                $345,349,160              100.00%
                                                 =====                ============              ======
______________

(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes home equity loans originated in Texas with any cash proceeds.


          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
                 LOCATION                    MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Alabama ....................                          16                $  1,504,005                0.44%
Alaska .....................                           1                      83,654                0.02
Arizona ....................                          48                   7,388,539                2.14
Arkansas ...................                           3                     648,307                0.19
California .................                         438                 150,750,400               43.65
Colorado ...................                          22                   6,502,466                1.88
Connecticut ................                          19                   4,858,501                1.41
Florida ....................                         136                  24,474,060                7.09
Georgia ....................                          19                   5,844,928                1.69
Hawaii .....................                           3                     738,942                0.21
Illinois ...................                          78                  18,275,922                5.29
Indiana ....................                          20                   2,517,569                0.73
Iowa .......................                           2                     191,911                0.06
Kansas .....................                           5                     455,230                0.13
Kentucky ...................                           3                     515,315                0.15
Louisiana ..................                           6                     843,278                0.24
Maine ......................                           5                   1,117,792                0.32
Maryland ...................                          27                   6,068,644                1.76
Massachusetts ..............                          35                  11,591,586                3.36
Michigan ...................                          49                   6,325,637                1.83
Minnesota ..................                          13                   2,496,740                0.72
Mississippi ................                           1                      62,942                0.02
Missouri ...................                          26                   3,577,804                1.04
Nebraska ...................                           1                      96,854                0.03
Nevada .....................                          16                   4,084,020                1.18
New Hampshire ..............                           1                     249,386                0.07
New Jersey .................                          54                  13,794,882                3.99
New Mexico .................                           4                     348,688                0.10
New York ...................                         105                  33,266,722                9.63
Ohio .......................                          55                   5,364,958                1.55
Oklahoma ...................                           3                     307,500                0.09
Oregon .....................                           5                   1,218,717                0.35
Pennsylvania ...............                          15                   2,585,683                0.75
Rhode Island ...............                           6                     877,084                0.25
South Carolina .............                           8                     715,758                0.21
Tennessee ..................                          20                   2,551,552                0.74
Texas ......................                          60                  11,352,146                3.29
Utah .......................                           5                   1,531,202                0.44
Washington .................                          25                   7,921,218                2.29
Wisconsin ..................                          14                   2,248,617                0.65
                                                   -----                ------------              ------
  Total ....................                       1,372                $345,349,160              100.00%
                                                   =====                ============              ======
______________

(1) The greatest ZIP Code geographic concentration of the Group II Mortgage Loans was approximately 0.71% in the 11368 ZIP Code.


                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
       QUALIFYING FICO SCORE                 MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
500-524 ....................                        82              $ 15,798,115                   4.57%
525-549 ....................                       154                33,480,518                   9.69
550-574 ....................                       239                51,301,716                  14.86
575-599 ....................                       175                43,188,154                  12.51
600-624 ....................                       238                64,261,163                  18.61
625-649 ....................                       195                57,864,301                  16.76
650-674 ....................                       147                40,731,545                  11.79
675-699 ....................                        63                15,277,996                   4.42
700-724 ....................                        30                 9,113,480                   2.64
725-749 ....................                        24                 7,031,045                   2.04
750-774 ....................                        15                 4,203,500                   1.22
775-799 ....................                         9                 2,669,561                   0.77
800 and higher .............                         1                   428,067                   0.12
                                                 -----              ------------                 ------
  Total ....................                     1,372              $345,349,160                 100.00%
                                                 =====              ============                 ======
______________

(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had FICO scores was approximately 611. See "--FICO Scores" in the Prospectus Supplement.



             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)



                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
          INCOME DOCUMENTATION               MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
Full Documentation ............                    881                $214,075,614                 61.99%
Stated Documentation ..........                    441                 114,022,323                 33.02
Limited Documentation .........                     50                  17,251,224                  5.00
                                                 -----                ------------                ------
  Total .......................                  1,372                $345,349,160                100.00%
                                                 =====                ============                ======
______________

(1) For a description of each documentation level, see "--Underwriting Standards of the Originators" in the Prospectus Supplement.


                 RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS


                                                                  AGGREGATE PRINCIPAL        % OF AGGREGATE PRINCIPAL
                                                                BALANCE OUTSTANDING AS        BALANCE OUTSTANDING AS OF
                                               NUMBER OF        OF THE SUBSEQUENT CUT-OFF   THE SUBSEQUENT CUT-OFF
           RISK CATEGORY(1)                  MORTGAGE LOANS              DATE                       DATE
------------------------------------------   --------------     --------------------------   --------------------------
I ....................                             901                 $231,262,243                66.96%
II ...................                             137                   35,752,763                10.35
III ..................                             107                   22,952,476                 6.65
IV ...................                              72                   16,390,504                 4.75
V ....................                              61                   17,746,147                 5.14
VI ...................                              44                    6,808,549                 1.97
A ....................                              27                    8,742,314                 2.53
A- ...................                               2                      373,345                 0.11
B ....................                               3                      704,342                 0.20
C ....................                               5                    1,162,149                 0.34
C- ...................                              13                    3,454,327                 1.00
                                                 -----                 ------------               ------
  Total ..............                           1,372                 $345,349,160               100.00%
                                                 =====                 ============               ======
______________

(1) Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC. For a description of each risk category, see "--Underwriting Standards of the Originators" in the Prospectus Supplement.